                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-06485

                        SELIGMAN GLOBAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA SELIGMAN
GLOBAL TECHNOLOGY FUND
(FORMERLY KNOWN AS SELIGMAN GLOBAL TECHNOLOGY FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
OCTOBER 31, 2010
(Prospectus also enclosed)

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND SEEKS TO PROVIDE
LONG-TERM CAPITAL APPRECIATION.


This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   30

Statements of Changes in Net
  Assets...........................   32

Financial Highlights...............   33

Notes to Financial Statements......   38

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Proxy Voting.......................   65



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Seligman Global Technology Fund (the Fund) Class A shares gained
  22.67% (excluding sales charge) for the 12 months ended Oct. 31, 2010.

> The Fund outperformed its benchmark, the Morgan Stanley Capital International
  (MSCI) World Information Technology (IT) Index, which advanced 16.11% for the 12-month period.

> The Fund outperformed the broad global equity market, as represented by the MSCI World Index, which rose 13.32% for the same time period.

> The Fund underperformed its peer group, as represented by the Lipper Global
  Science & Technology Funds Index, which increased 30.97% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2010)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia Seligman Global
  Technology Fund Class A
  (excluding sales charge)        +22.67%   +0.70%   +9.58%   -0.07%
---------------------------------------------------------------------
MSCI World IT Index (unmanaged)   +16.11%   -5.13%   +4.28%   -4.93%
---------------------------------------------------------------------
MSCI World Index (unmanaged)      +13.32%   -7.55%   +3.11%   +1.83%
---------------------------------------------------------------------
Lipper Global Science &
  Technology Funds Index
  (unmanaged)                     +30.97%   -1.02%   +7.56%      N/A
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the

--------------------------------------------------------------------------------
               COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2010
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/23/94)                +22.67%   +0.70%   +9.58%   -0.07%      N/A
-------------------------------------------------------------------------
Class B (inception
  4/22/96)                +21.75%   -0.06%   +8.76%   -0.83%      N/A
-------------------------------------------------------------------------
Class C (inception
  5/27/99)                +21.89%   -0.04%   +8.79%   -0.81%      N/A
-------------------------------------------------------------------------
Class I (inception
  8/3/09)                 +23.31%     N/A      N/A      N/A    +24.18%
-------------------------------------------------------------------------
Class R** (inception
  4/30/03)                +22.34%   +0.44%   +9.31%     N/A    +11.09%
-------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                 +22.89%     N/A      N/A      N/A    +23.79%
-------------------------------------------------------------------------
Class R5 (inception
  8/3/09)                 +23.18%     N/A      N/A      N/A    +24.08%
-------------------------------------------------------------------------
Class Z (inception
  9/27/10)                   N/A      N/A      N/A      N/A     +5.60%***
-------------------------------------------------------------------------

With sales charge
Class A (inception
  5/23/94)                +15.59%   -1.27%   +8.29%   -0.66%      N/A
-------------------------------------------------------------------------
Class B (inception
  4/22/96)                +16.75%   -1.07%   +8.47%   -0.83%      N/A
-------------------------------------------------------------------------
Class C (inception
  5/27/99)                +20.89%   -0.04%   +8.79%   -0.81%      N/A
-------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4 and Class R5 shares. Class I, Class R, Class R4 and Class R5 are available to qualifying institutional investors only. Class Z shares are offered to certain eligible investors.

  *For classes with less than 10 years performance.
 **Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. ***Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                    X     Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
               COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Sept. 27, 2010, Seligman Global Technology Fund was renamed Columbia Seligman Global Technology Fund.

Dear Shareholders,

Columbia Seligman Global Technology Fund (the Fund) Class A shares gained 22.67% (excluding sales charge) for the 12 months ended Oct. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (MSCI World IT Index), which increased 16.11%. The MSCI World Index returned 13.32% for the period. The Fund underperformed its peer group, as represented by the Lipper Global Science & Technology Funds Index, which rose 30.97% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
International equities generated healthy gains during the annual period overall, albeit amidst significant volatility. The information technology sector was one of the better performing sectors within the international equity market, as evidenced by the outperformance of the MSCI World IT Index over the MSCI World Index during the annual period.

During the annual period, strength in the information technology sector was supported by two primary factors. First, in a global economy experiencing only modest growth, those companies that did demonstrate

SECTOR BREAKDOWN(1) (at Oct. 31, 2010)
--------------------------------------------------------------------------------

Consumer Discretionary                      0.8%
------------------------------------------------
Health Care                                 2.0%
------------------------------------------------
Industrials                                 1.9%
------------------------------------------------
Information Technology                     82.7%
------------------------------------------------
Telecommunication Services                  2.1%
------------------------------------------------
Other(2)                                   10.5%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


more attractive growth characteristics were in favor among investors. Second, corporate demand for information technology increased, as indicated by greater capital expenditures. While spending by the government, consumer and telecommunications equipment markets was flat to down, corporations increased their spending on information technology during the annual period as an effective means of reducing costs, improving productivity and bettering margins. Significant exposure to fast-growing emerging markets, strong balance sheet characteristics and attractive valuation metrics among many information technology companies further boosted the sector's performance. At the same time, the strengthening of the U.S. dollar versus the euro and the British pound during the annual period overall hurt exporters and thus larger-cap technology names especially. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa. Toward the end of the annual period, the U.S. dollar had begun to weaken again, buoying technology exporters' performance.

Within the sector, the best performing industries during the annual period were computer storage and peripherals, electronic manufacturing services, electronic equipment and instruments, computer hardware and application

TOP TEN HOLDINGS(1) (at Oct. 31, 2010)
---------------------------------------------------------------------

Apple, Inc.                                 6.3%
------------------------------------------------
Check Point Software Technologies Ltd.      5.5%
------------------------------------------------
Amdocs Ltd.                                 5.2%
------------------------------------------------
Synopsys, Inc.                              5.2%
------------------------------------------------
BMC Software, Inc.                          4.3%
------------------------------------------------
Parametric Technology Corp.                 4.1%
------------------------------------------------
Symantec Corp.                              4.0%
------------------------------------------------
Microsoft Corp.                             3.9%
------------------------------------------------
Hewlett-Packard Co.                         3.1%
------------------------------------------------
Nuance Communications, Inc.                 3.1%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
               COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


software. The weakest industries within the sector during the annual period were home entertainment software, communications equipment, data processing and outsourced services, semiconductor equipment and systems software. That said, it was an annual period during which individual stock selection proved far more critical to Fund performance than industry allocation.

The Fund benefited most during the annual period from having only modest allocations to the poorly-performing data processing and outsourced services and communications equipment industries together with effective security selection within each. The best performing Fund holding within the data processing and outsourced services industry was HISOFT TECHNOLOGY INTERNATIONAL, a Chinese firm. As the firm is not a component of the MSCI World IT Index and performed quite well, it boosted the Fund's relative results. Within the communications equipment industry, the Fund was helped most by having an underweighted position relative to the MSCI World IT Index in CISCO SYSTEMS.

Having a significant allocation to the application software industry further boosted the Fund's results relative to the MSCI World IT Index during the annual period. In particular, having sizable positions in MENTOR GRAPHICS, MICRO FOCUS INTERNATIONAL and PARAMETRIC TECHNOLOGY added value.

Security selection was also especially effective within the Internet software and services and the systems software industries. Standout individual contributors within the Internet software and services industry included BAIDU, the dominant Chinese Internet search company, who benefited from rival Google's exit from the Chinese market; Internet security company MCAFEE, which benefited from its announced acquisition by Intel; and OPEN TEXT, a Canadian intranet, extranet, and corporate portal solutions provider to enterprises. An outstanding performer within the systems software industry was Israeli firm CHECK POINT SOFTWARE TECHNOLOGIES. Also, having a considerably smaller allocation than the MSCI World IT Index to MICROSOFT helped, as the systems software giant generated negative returns during the annual period.


--------------------------------------------------------------------------------
8  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Of course, there were disappointments as well. Having only a modest exposure to the strongly-performing computer hardware industry detracted from the Fund's results. Individual security selection within the computer hardware industry was also weak, impacted most by having a lesser position than the MSCI World IT Index in personal computer and mobile communication device leader APPLE, which generated robust returns during the annual period. Elsewhere, positions in Internet security firm SYMANTEC and semiconductor company ON SEMICONDUCTOR were poor performers for the Fund during the annual period. Having only a small position in systems software company ORACLE, which generated strong returns during the annual period, further detracted from the Fund's results.

CHANGES TO THE FUND'S PORTFOLIO
During the annual period, we reduced the Fund's exposure to the semiconductors and computer storage industries and increased its allocation to software, including systems, Internet and application. We reduced the Fund's position in semiconductors based on our view that demand for personal computers, handsets and other devices that use semiconductors might slow in the months ahead. We reduced the Fund's allocation to computer storage companies, as several stocks had performed well and thus we saw the opportunity to take profits. We increased the Fund's exposure to software companies given our expectations for upcoming seasonal purchases and ongoing improvement in the economy overall. With these changes, the Fund's portfolio turnover rate for the 12-month period was 111%.



  As long as corporations continue to invest in their own businesses as they have been during the annual period just ended, then we believe the information technology sector should continue to perform well.






--------------------------------------------------------------------------------
               COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

OUR FUTURE STRATEGY
We believe, as long as corporations continue to invest in their own businesses as they have been during the annual period just ended, the information technology sector should continue to perform well. Government spending on technology will likely remain restrained. Similarly, telecommunications companies remain under pressure amidst the slow-growth economy. We do see the potential for growth in consumer spending over the next year or so should the economy continue to improve, even if slowly. We also expect increased merger and acquisition activity to help support the information technology sector going forward. With several large-cap companies currently sitting on unusually large amounts of cash, which is yielding near-zero rates, many are seeking to acquire smaller companies in related fields.

Given this view, we expect to seek opportunities going forward in companies that we believe may benefit most from the increased demand for security software, infrastructure software, outsourcing, smart phones and personal computer components. We remain cautious on companies in the personal computer, communications equipment, computing hardware and storage segments, as we believe demand will likely be only modest in these areas. At the same time, we expect the market to continue to be a stock-picker's market in the months ahead, with fundamental bottom-up research on individual companies key to Fund performance. Historically, technology has performed relatively well when the economy is recovering, and because of the sector's strong relative fundamental health, we believe it is poised to benefit, though perhaps generating more moderate returns than seen during this annual period, as economic growth continues.

Richard Parower, CFA(R)
Portfolio Manager


--------------------------------------------------------------------------------
10  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Seligman Global Technology Fund Class A shares (from 11/1/00 to 10/31/10) as compared to the performance of the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index, the Morgan Stanley Capital International (MSCI) World Index and the Lipper Global Science & Technology Funds Index. In comparing the Fund's Class A shares to these indices and average, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices and average. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting seligman.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,559    $9,624   $14,893     $9,354
------------------------------------------------------------------------------------------
        Average annual total return                 +15.59%    -1.27%    +8.29%     -0.66%
------------------------------------------------------------------------------------------
MSCI WORLD IT INDEX(1)
        Cumulative value of $10,000                 $11,611    $8,539   $12,330     $5,659
------------------------------------------------------------------------------------------
        Average annual total return                 +16.11%    -5.13%    +4.28%     -4.93%
------------------------------------------------------------------------------------------

MSCI WORLD INDEX(2)
        Cumulative value of $10,000                 $11,332    $7,902   $11,654    $11,990
------------------------------------------------------------------------------------------
        Average annual total return                 +13.32%    -7.55%    +3.11%     +1.83%
------------------------------------------------------------------------------------------
LIPPER GLOBAL SCIENCE & TECHNOLOGY FUNDS INDEX(3)
        Cumulative value of $10,000                 $13,097    $9,697   $14,395        N/A
------------------------------------------------------------------------------------------
        Average annual total return                 +30.97%    -1.02%    +7.56%        N/A
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND LINE GRAPH)


                   COLUMBIA SELIGMAN
                   GLOBAL TECHNOLOGY                                            LIPPER GLOBAL
                       FUND CLASS                                                 SCIENCE &
                      A (INCLUDES       MSCI WORLD          MSCI WORLD         TECHNOLOGY FUNDS
                     SALES CHARGE)      IT INDEX(1)          INDEX(2)              INDEX(3)
                   -----------------    -----------    ------------------    -----------------
11/1/00                  $9,425           $10,000            $10,000              $10,000
1/01                      8,946             8,562              9,733               10,000
4/01                      7,583             6,471              8,945                7,664
7/01                      6,510             5,589              8,446                6,700
10/01                     5,220             4,681              7,476                5,370
1/02                      5,987             5,283              7,730                5,977
4/02                      5,515             4,399              7,735                5,094
7/02                      4,077             3,359              6,671                3,790
10/02                     3,874             3,280              6,392                3,698
1/03                      4,017             3,218              6,219                3,712
4/03                      4,174             3,511              6,640                4,087
7/03                      4,687             4,058              7,293                4,881
10/03                     5,459             4,678              7,947                5,678
1/04                      5,857             5,069              8,717                6,119
4/04                      5,417             4,563              8,635                5,411
7/04                      5,071             4,426              8,614                5,132
10/04                     5,320             4,559              9,040                5,482
1/05                      5,551             4,660              9,665                5,677
4/05                      5,186             4,395              9,579                5,269
7/05                      5,911             4,826             10,192                5,986
10/05                     5,921             4,793             10,289                5,993
1/06                      6,887             5,321             11,364                6,831
4/06                      7,183             5,353             11,965                6,976
7/06                      6,379             4,729             11,643                5,948
10/06                     7,128             5,404             12,544                6,632
1/07                      7,520             5,623             13,280                6,989
4/07                      7,913             5,811             14,066                7,245
7/07                      8,190             6,062             14,052                7,718
10/07                     9,160             6,807             15,175                8,896
1/08                      7,608             5,613             13,282                7,044
4/08                      7,899             5,813             13,790                7,329
7/08                      7,672             5,476             12,593                6,781
10/08                     5,440             3,819              8,876                4,646
1/09                      5,121             3,409              7,830                4,146
4/09                      6,235             4,010              8,425                5,206
7/09                      7,113             4,640              9,939                6,228
10/09                     7,625             4,884             10,581                6,586
1/10                      7,972             5,008             10,758                6,863
4/10                      8,906             5,630             11,604                7,905
7/10                      8,277             5,155             10,973                7,496
10/10                     9,354             5,659             11,990                8,625




(1) The Morgan Stanley Capital International (MSCI) World Information Technology
    (IT) Index is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.
(2) The Morgan Stanley Capital International (MSCI) World Index, is an unmanaged benchmark that assumes reinvestment of all distributions, if any and excludes the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
(3) The Lipper Global Science & Technology Funds Index includes the 10 largest global science and technology funds tracked by Lipper Inc. The index's returns include new reinvested dividends.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,050.30        $ 8.03(d)     1.57%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.10        $ 7.90(d)     1.57%(d)
------------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,045.80        $11.94(d)     2.34%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.26        $11.75(d)     2.34%(d)
------------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,046.40        $11.89(d)     2.33%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,013.31        $11.70(d)     2.33%(d)
------------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,052.70        $ 5.73(d)     1.12%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.35        $ 5.64(d)     1.12%(d)
------------------------------------------------------------------------------------------------

Class R
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,049.10        $ 9.60(d)     1.88%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.56        $ 9.45(d)     1.88%(d)
------------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,051.30        $ 7.26(d)     1.42%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.85        $ 7.14(d)     1.42%(d)
------------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,052.20        $ 5.78(d)     1.13%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.30        $ 5.69(d)     1.13%(d)

------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2010(a)  OCT. 31, 2010  THE PERIOD(b)  EXPENSE RATIO
------------------------------------------------------------------------------------------------
Class Z
------------------------------------------------------------------------------------------------
  Actual(e)                         $1,000        $1,056.00        $ 1.15(d)     1.28%(d)
------------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.55        $ 6.44(d)     1.28%(d)
------------------------------------------------------------------------------------------------


(a) The beginning account values for Class Z are as of Sept. 27, 2010 (when shares of the class became available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Oct. 31, 2010: +5.03% for Class A, +4.58% for Class B, +4.64% for Class C, +5.27% for Class I, +4.91% for Class R, +5.13% for Class R4 and +5.22% for Class R5.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 1.77% for Class A, 2.52% for Class B, 2.52% for Class C, 1.34% for Class I, 2.02% for Class R, 1.64% for Class R4, 1.39% for Class R5 and 1.52% for Class Z. Any amounts waived will not be reimbursed by the Fund. This change is effective Jan. 1, 2011. Had this change been in place for the entire six month period ended Oct. 31, 2010, the actual expenses paid would have been $8.28 for Class A, $12.14 for Class B, $12.09 for Class C, $5.78 for Class I, $9.66 for Class R, $7.47 for Class R4, $6.55 for Class R5 and $1.18 for Class Z; the hypothetical expenses paid would have been $8.15 for Class A, $11.94 for Class B, $11.90 for Class C, $5.69 for Class I, $9.50 for Class R, $7.34 for Class R4, $6.44 for Class R5 and $6.59 for Class Z.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010 of +5.60% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

OCT. 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (90.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
General Dynamics Corp.                                   61,000            $4,155,320
-------------------------------------------------------------------------------------

APPLICATION SOFTWARE (19.1%)
Adobe Systems, Inc.                                      78,600(b)          2,212,590
Aspen Technology, Inc.                                  545,914(b,d)        6,114,237
Blackboard, Inc.                                          3,800(b,d)          158,612
JDA Software Group, Inc.                                342,900(b,d)        8,675,370
Longtop Financial Technologies Ltd., ADR                 84,030(b,c,d)      3,053,650
Mentor Graphics Corp.                                   336,091(b,d)        3,629,783
Micro Focus International PLC                         1,832,704(c)         11,211,012
Misys PLC                                               586,400(b,c)        2,643,837
NICE Systems Ltd., ADR                                  259,500(b,c,d)      8,690,655
Nuance Communications, Inc.                           1,032,299(b,d)       16,217,417
Parametric Technology Corp.                             993,536(b,d)       21,331,218
Synopsys, Inc.                                        1,061,872(b)         27,162,685
Temenos Group AG                                         18,951(b,c)          635,423
                                                                      ---------------
Total                                                                     111,736,489
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.6%)
Cisco Systems, Inc.                                     497,749(b)         11,363,610
Polycom, Inc.                                            46,203(b)          1,560,737
QUALCOMM, Inc.                                          338,571            15,279,709
ZTE Corp., Series H                                   1,265,000(c)          4,700,297
                                                                      ---------------
Total                                                                      32,904,353
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (11.0%)
Acer, Inc.                                            1,030,000(c)          2,990,724
Apple, Inc.                                             109,655(b)         32,991,899
Electronics for Imaging, Inc.                           286,103(b,d)        3,916,750
Hewlett-Packard Co.                                     392,745            16,518,855
NetApp, Inc.                                             27,600(b)          1,469,700
Toshiba Corp.                                           545,900(c)          2,733,910
Wistron Corp.                                         1,591,000(c)          3,268,573
                                                                      ---------------
Total                                                                      63,890,411
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
Colt Group SA                                           991,165(b,c)        1,921,533
France Telecom SA, ADR                                  253,100(c,d)        6,046,559
                                                                      ---------------
Total                                                                       7,968,092
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
Nidec Corp.                                              68,200(c)          6,746,266
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (3.0%)
Avnet, Inc.                                             153,700(b)          4,577,186
Elster Group SE, ADR                                     91,561(b,c)        1,364,259
Kyocera Corp.                                            32,800(c)          3,273,071
Tripod Technology Corp.                                 470,000(c)          1,803,736
Unimicron Technology Corp.                            1,782,000(c)          3,032,374
Young Fast Optoelectronics Co., Ltd.                    293,390(c)          3,449,731
                                                                      ---------------
Total                                                                      17,500,357
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Baxter International, Inc.                              116,200             5,914,580
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
Amazon.com, Inc.                                         17,300(b)          2,856,922
Mecox Lane Ltd., ADR                                     92,696(b,c)        1,513,726
                                                                      ---------------
Total                                                                       4,370,648
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.5%)
Baidu, Inc., ADR                                         41,000(b,c,d)      4,510,410
Equinix, Inc.                                            22,700(b)          1,912,248
Google, Inc., Class A                                    19,600(b)         12,014,604
Netease.com, ADR                                         72,200(b,c,d)      3,017,960
Open Text Corp.                                         227,369(b,c,d)     10,056,531
SciQuest, Inc.                                           94,401(b)          1,065,787
Telecity Group PLC                                      173,357(b,c)        1,382,930
VeriSign, Inc.                                          105,208(b)          3,655,978
                                                                      ---------------
Total                                                                      37,616,448
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

IT SERVICES (9.6%)
Amdocs Ltd.                                             886,238(b,c)      $27,189,781
Atos Origin SA                                           60,700(b,c)        2,805,916
Camelot Information Systems, Inc., ADR                  195,200(b,c)        3,129,056
Fidelity National Information Services, Inc.            148,900             4,035,190
hiSoft Technology International Ltd., ADR               309,100(b,c,d)      8,222,060
Rolta India Ltd.                                      2,139,000(c)          8,055,255
Xchanging PLC                                         1,190,700(c)          2,478,153
                                                                      ---------------
Total                                                                      55,915,411
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.0%)
Thermo Fisher Scientific, Inc.                          117,900(b)          6,062,418
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (3.0%)
Canon, Inc.                                             101,700(c)          4,701,429
Konica Minolta Holdings, Inc.                           151,500(c)          1,468,498
Xerox Corp.                                             956,100            11,186,370
                                                                      ---------------
Total                                                                      17,356,297
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.5%)
Advanced Semiconductor Engineering, Inc., ADR                 2(c,d)                9
Amkor Technology, Inc.                                  253,400(b,d)        1,827,014
Analog Devices, Inc.                                    273,410             9,205,715
ASML Holding NV                                          86,800(c)          2,880,892
KLA-Tencor Corp.                                        138,900(d)          4,961,508
Lam Research Corp.                                      108,000(b)          4,945,320
Marvell Technology Group Ltd.                           276,217(b,c)        5,333,750
Novellus Systems, Inc.                                  283,600(b,d)        8,283,956
ON Semiconductor Corp.                                  191,900(b,d)        1,471,873
Samsung Electronics Co., Ltd.                             3,810(c)          2,522,887
Shinko Electric Industries Co., Ltd.                    221,200(c)          2,152,350
                                                                      ---------------
Total                                                                      43,585,274
-------------------------------------------------------------------------------------

SYSTEMS SOFTWARE (17.9%)
3i Infotech Ltd.                                      1,353,800(c)          2,047,842
BMC Software, Inc.                                      498,756(b)         22,673,449
Check Point Software Technologies Ltd.                  677,605(b,c,d)     28,967,613
Microsoft Corp.                                         770,616            20,529,210
Oracle Corp.                                            306,500             9,011,100
Symantec Corp.                                        1,302,562(b,d)       21,075,453
Totvs SA                                                  2,900(c)            263,404
                                                                      ---------------
Total                                                                     104,568,071
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
China Mobile Ltd.                                       237,500(c)          2,419,123
Tim Participacoes SA, ADR                                65,700(c)          2,119,482
                                                                      ---------------
Total                                                                       4,538,605
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $440,477,990)                                                     $524,829,040
-------------------------------------------------------------------------------------



MONEY MARKET FUND (10.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.241%                61,648,987(e)        $61,648,987
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $61,648,987)                                                       $61,648,987
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (8.4%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (1.7%)
Caisse des Depots
 12-13-10                            0.345%          $1,998,257            $1,998,257
Development Bank of Singapore Ltd.
 11-09-10                            0.400            3,000,000             3,000,000
DZ Bank AG
 11-16-10                            0.360            2,000,000             2,000,000
KBC Bank NV
 11-22-10                            0.370            1,000,000             1,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
United Overseas Bank Ltd.
 11-18-10                            0.300%          $2,000,000            $2,000,000
                                                                      ---------------
Total                                                                       9,998,257
-------------------------------------------------------------------------------------

OTHER SHORT-TERM OBLIGATIONS (0.3%)
Natixis Financial Products LLC
 11-01-10                            0.570            2,000,000             2,000,000
-------------------------------------------------------------------------------------





                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (6.4%)(F)
Banc of America Securities LLC
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $10,000,192                         0.230%          $10,000,000          $10,000,000
Barclays Capital, Inc.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $6,716,178                          0.200             6,716,067            6,716,067
 $127,252                            0.220               127,250              127,250
Cantor Fitzgerald & Co.
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,100                          0.240             5,000,000            5,000,000
Nomura Securities
 dated 10-29-10, matures 11-01-10,
 repurchase price
 $5,000,154                          0.370             5,000,000            5,000,000
RBS Securities, Inc.
 dated 10-29-10, matures 11-01-10
 repurchase price
 $10,000,308                         0.370            10,000,000           10,000,000
                                                                      ---------------
Total                                                                      36,843,317
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $48,841,574)                                                       $48,841,574
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $550,968,551)(g)                                                  $635,319,601
=====================================================================================





SUMMARY OF INVESTMENTS IN SECURITIES BY COUNTRY

The following table represents the portfolio investments of the Fund by country as a percentage of net assets at Oct. 31, 2010.

                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
Bermuda                                                   0.9%
Brazil                                                    0.4
Canada                                                    1.7
China                                                     4.3
France                                                    1.6
Germany                                                   0.2
Guernsey                                                  4.7
Hong Kong                                                 0.9
India                                                     1.8
Israel                                                    6.3
Japan                                                     3.8
Netherlands                                               0.5


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

SUMMARY OF INVESTMENTS IN
SECURITIES BY COUNTRY
(CONTINUED)


                                                    PERCENTAGE OF
COUNTRY                                               NET ASSETS
-----------------------------------------------------------------
South Korea                                               0.4%
Switzerland                                               0.1
Taiwan                                                    2.5
United Kingdom                                            3.3
-----------------------------------------------------------------
Total Foreign Securities                                 33.4%
United States                                            75.7%
-----------------------------------------------------------------




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES



 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT OCT. 31, 2010



                        EXCHANGE     CURRENCY TO  CURRENCY TO   UNREALIZED    UNREALIZED
COUNTERPARTY              DATE      BE DELIVERED  BE RECEIVED  APPRECIATION  DEPRECIATION
-----------------------------------------------------------------------------------------
Goldman, Sachs & Co.  Nov. 1, 2010      127,067        80,603      $2,075             $--
                                           (USD)         (GBP)
-----------------------------------------------------------------------------------------
Goldman, Sachs & Co.  Nov. 2, 2010    3,208,690   259,998,220      22,306              --
                                           (USD)         (JPY)
-----------------------------------------------------------------------------------------
UBS Securities        Nov. 2, 2010      111,079        69,682         565              --
                                           (USD)         (GBP)
-----------------------------------------------------------------------------------------
Goldman, Sachs & Co.  Nov. 3, 2010      421,490       675,473         162              --
                                           (GBP)         (USD)
-----------------------------------------------------------------------------------------
UBS Securities        Nov. 3, 2010      635,596       625,294          --            (263)
                                           (USD)         (CHF)
-----------------------------------------------------------------------------------------
Total                                                             $25,108           $(263)
-----------------------------------------------------------------------------------------




 NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt
     CHF  -- Swiss Franc
     GBP  -- British Pound Sterling
     JPY  -- Japanese Yen


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2010, the value of foreign securities, excluding short-term securities, represented 33.44% of net assets.


--------------------------------------------------------------------------------
20  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(d) At Oct. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2010.

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

     BANC OF AMERICA SECURITIES LLC (0.230%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Freddie Mac Non Gold Pool                        $10,200,000
     ------------------------------------------------------------
     Total market value of collateral securities      $10,200,000
     ------------------------------------------------------------


     BARCLAYS CAPITAL, INC. (0.200%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     United States Treasury Note/Bond                 $ 6,850,388
     ------------------------------------------------------------
     Total market value of collateral securities      $ 6,850,388
     ------------------------------------------------------------


     BARCLAYS CAPITAL, INC. (0.220%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     United States Treasury Note/Bond                 $   129,795
     ------------------------------------------------------------
     Total market value of collateral securities      $   129,795
     ------------------------------------------------------------


     CANTOR FITZGERALD & CO. (0.240%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Fannie Mae Grantor Trust                         $       257
     Fannie Mae Interest Strip                             80,068
     Fannie Mae Pool                                      622,893
     Fannie Mae Principal Strip                            14,504
     Fannie Mae REMICS                                    749,932
     Fannie Mae Whole Loan                                 12,350
     Federal National Mortgage Association                 30,240
     FHLMC Multifamily Structured Pass Through
       Certificates                                           197
     FHLMC Structured Pass Through Securities               5,785
     Freddie Mac Coupon Strips                                545
     Freddie Mac Non Gold Pool                            301,102
     Freddie Mac Reference REMIC                            4,195
     Freddie Mac REMICS                                   326,995


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

      NOTES TO PORTFOLIO OF
      INVESTMENTS (CONTINUED)



     CANTOR FITZGERALD & CO. (0.240%) (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Freddie Mac Strips                               $   173,135
     Ginnie Mae I Pool                                    674,256
     Ginnie Mae II Pool                                 1,266,511
     Government National Mortgage Association             439,728
     United States Treasury Inflation Indexed Bonds        50,639
     United States Treasury Strip Coupon                  261,625
     United States Treasury Strip Principal                85,043
     ------------------------------------------------------------
     Total market value of collateral securities      $ 5,100,000
     ------------------------------------------------------------


     NOMURA SECURITIES (0.370%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Ally Auto Receivables Trust                      $    73,171
     American Express Credit Account Master Trust         202,462
     AmeriCredit Automobile Receivables Trust              65,335
     Atlantic City Electric Transition Funding LLC          2,597
     Banc of America Commercial Mortgage Inc              286,778
     Bank of America Auto Trust                           391,076
     Bayview Commercial Asset Trust                        14,314
     Capital Auto Receivables Asset Trust                  55,306
     Capital One Multi-Asset Execution Trust              217,951
     CarMax Auto Owner Trust                               59,878
     CenterPoint Energy Transition Bond Co LLC             61,548
     Chase Issuance Trust                                 506,483
     Chase Mortgage Finance Corp                          224,655
     Citibank Credit Card Issuance Trust                   13,602
     Citigroup Commercial Mortgage Trust                   30,855
     Citigroup/Deutsche Bank Commercial Mortgage
       Trust                                              156,698
     CNH Equipment Trust                                   33,504
     Commercial Mortgage Pass Through Certificates         36,335
     Countrywide Home Loan Mortgage Pass Through
       Trust                                                8,631
     Credit Suisse First Boston Mortgage Securities
       Corp                                               189,422
     Discover Card Master Trust I                          33,369
     Entergy Gulf States Reconstruction Funding LLC        88,451
     First Union National Bank Commercial Mortgage         49,632
     Ford Credit Auto Lease Trust                         121,946
     Ford Credit Auto Owner Trust                         267,983
     GE Business Loan Trust                               149,280
     GE Capital Credit Card Master Note Trust              33,162
     GS Mortgage Securities Corp II                       116,400
     Harley-Davidson Motorcycle Trust                     185,116
     JP Morgan Chase Commercial Mortgage Securities
       Corp                                               144,395
     LB-UBS Commercial Mortgage Trust                     156,718
     MBNA Credit Card Master Note Trust                     7,000


--------------------------------------------------------------------------------
22  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

      NOTES TO PORTFOLIO OF
      INVESTMENTS (CONTINUED)



     NOMURA SECURITIES (0.370%) (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     Merrill Lynch Mortgage Trust                     $     1,008
     Merrill Lynch/Countrywide Commercial Mortgage
       Trust                                                6,773
     MLCC Mortgage Investors Inc                              456
     Nissan Auto Lease Trust                              146,959
     Nissan Auto Receivables Owner Trust                   17,554
     PSE&G Transition Funding LLC                          42,358
     SLM Student Loan Trust                               384,877
     Volkswagen Auto Loan Enhanced Trust                   39,223
     Wachovia Bank Commercial Mortgage Trust              600,095
     World Omni Auto Receivables Trust                     26,644
     ------------------------------------------------------------
     Total market value of collateral securities      $ 5,250,000
     ------------------------------------------------------------


     RBS SECURITIES, INC (0.370%)

     SECURITY DESCRIPTION                               VALUE(a)
     ------------------------------------------------------------
     American Express Issuance Trust                  $       998
     Ameriquest Mortgage Securities Inc                   532,779
     BA Credit Card Trust                                 128,188
     Bear Stearns Asset Backed Securities Trust            90,005
     Capital Auto Receivables Asset Trust                   2,407
     Capital One Multi-Asset Execution Trust              182,632
     Chase Issuance Trust                                 151,789
     Citibank Credit Card Issuance Trust                1,028,137
     Citigroup Commercial Mortgage Trust                   51,527
     Credit-Based Asset Servicing and
       Securitization LLC                                 115,231
     Discover Card Master Trust                           378,252
     First National Master Note Trust                     120,565
     Ford Credit Auto Owner Trust                          58,976
     GE Capital Credit Card Master Note Trust             392,091
     Goal Capital Funding Trust                            23,971
     Greenwich Capital Commercial Funding Corp            777,382
     GS Mortgage Securities Corp II                       595,036
     Hyundai Auto Receivables Trust                       602,986
     Keycorp Student Loan Trust                             1,431
     Massachusetts Educational Financing Authority        118,965
     MBNA Master Credit Card Trust                        366,789
     Morgan Stanley Dean Witter Capital I                  29,796
     Nelnet Student Loan Trust                          1,263,669
     Nissan Auto Lease Trust                              203,803
     Renaissance Home Equity Loan Trust                        87
     SLM Student Loan Trust                             2,608,107
     Terwin Mortgage Trust                                322,339
     Wachovia Bank Commercial Mortgage Trust              352,248
     ------------------------------------------------------------
     Total market value of collateral securities      $10,500,186
     ------------------------------------------------------------




--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

(g) At Oct. 31, 2010, the cost of securities for federal income tax purposes was $558,185,770 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $80,881,139
     Unrealized depreciation                          (3,747,308)
     -----------------------------------------------------------
     Net unrealized appreciation                     $77,133,831
     -----------------------------------------------------------





--------------------------------------------------------------------------------
24  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

 FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2010:

                                               FAIR VALUE AT OCT. 31, 2010
                           ------------------------------------------------------------------
                                 LEVEL 1            LEVEL 2
                              QUOTED PRICES          OTHER          LEVEL 3
                                IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS(b)       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                $524,829,040               $--         $--        $524,829,040
---------------------------------------------------------------------------------------------
Total Equity Securities         524,829,040                --          --         524,829,040
---------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)               61,648,987                --          --          61,648,987
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --        48,841,574          --          48,841,574
---------------------------------------------------------------------------------------------
Total Other                      61,648,987        48,841,574          --         110,490,561
---------------------------------------------------------------------------------------------
Investments in
  Securities                    586,478,027        48,841,574          --         635,319,601
Derivatives(d)
  Assets
    Forward Foreign
     Currency Exchange
     Contracts                           --            25,108          --              25,108
  Liabilities
    Forward Foreign
     Currency Exchange
     Contracts                           --              (263)         --                (263)
---------------------------------------------------------------------------------------------
Total                          $586,478,027       $48,866,419         $--        $635,344,446
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Includes certain securities trading outside the U.S. whose values were adjusted at Oct. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. Values were not adjusted as of Oct. 31, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Oct. 31, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $27,067,567. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


--------------------------------------------------------------------------------
26  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $440,477,990)             $524,829,040
  Affiliated money market fund (identified cost $61,648,987)         61,648,987
  Investments of cash collateral received for securities on loan
    (identified cost $48,841,574)                                    48,841,574
-------------------------------------------------------------------------------
Total investments in securities (identified cost $550,968,551)      635,319,601
Cash                                                                          1
Foreign currency holdings (identified cost $27)                              27
Receivable from Investment Manager                                        1,807
Capital shares receivable                                               632,229
Dividends and accrued interest receivable                               164,310
Receivable for investment securities sold                             3,214,700
Unrealized appreciation on forward foreign currency exchange
  contracts                                                              25,108
-------------------------------------------------------------------------------
Total assets                                                        639,357,783
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  870,737
Payable for investment securities purchased                           6,827,106
Payable upon return of securities loaned                             48,841,574
Unrealized depreciation on forward foreign currency exchange
  contracts                                                                 263
Accrued investment management services fees                              15,148
Accrued distribution fees                                                 5,721
Accrued transfer agency fees                                             18,791
Accrued administrative services fees                                      1,264
Accrued plan administration services fees                                     4
Other accrued expenses                                                  301,304
-------------------------------------------------------------------------------
Total liabilities                                                    56,881,912
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $582,475,871
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.001 par value                                   $     29,585
Additional paid-in capital                                          584,683,447
Excess of distributions over net investment income                   (1,237,972)
Accumulated net realized gain (loss)                                (85,355,320)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         84,356,131
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $582,475,871
-------------------------------------------------------------------------------

*Value of securities on loan                                       $ 47,493,225
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $418,600,331           20,680,059                      $20.24(1)
Class B          $ 19,558,319            1,127,143                      $17.35
Class C          $ 80,127,979            4,614,233                      $17.37
Class I          $ 28,563,422            1,402,504                      $20.37
Class R          $  9,157,934              460,773                      $19.88
Class R4         $    533,526               26,294                      $20.29
Class R5         $ 25,931,713            1,274,128                      $20.35
Class Z          $      2,647                  130                      $20.36
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $21.47. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  28

STATEMENT OF OPERATIONS --------------------------------------------------------

YEAR ENDED OCT. 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $  3,396,041
Interest                                                                11
Income distributions from affiliated money market fund              88,617
Income from securities lending -- net                               74,067
Foreign taxes withheld                                            (144,724)
--------------------------------------------------------------------------
Total income                                                     3,414,012
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              4,825,096
Distribution fees
  Class A                                                          938,260
  Class B                                                          225,236
  Class C                                                          751,268
  Class R                                                           36,777
  Class R3                                                              12
Transfer agency fees
  Class A                                                          940,775
  Class B                                                           60,776
  Class C                                                          192,327
  Class R                                                            5,403
  Class R3                                                               3
  Class R4                                                             246
  Class R5                                                              97
Administrative services fees                                       405,545
Plan administration services fees
  Class R                                                           15,089
  Class R3                                                              12
  Class R4                                                           1,014
Compensation of board members                                       14,863
Custodian fees                                                      55,265
Printing and postage                                               189,726
Registration fees                                                  124,788
Professional fees                                                   93,656
Other                                                              250,495
--------------------------------------------------------------------------
Total expenses                                                   9,126,729
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (510,591)
--------------------------------------------------------------------------
Total net expenses                                               8,616,138
--------------------------------------------------------------------------
Investment income (loss) -- net                                 (5,202,126)
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
29  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $ 59,096,208
  Foreign currency transactions                                    245,325
--------------------------------------------------------------------------
Net realized gain (loss) on investments                         59,341,533
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    48,086,143
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          107,427,676
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $102,225,550
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  30

STATEMENTS OF CHANGES IN NET
ASSETS ----------------------------------------------------------------------


YEAR ENDED OCT. 31,                                                   2010          2009
OPERATIONS
Investment income (loss) -- net                               $ (5,202,126) $ (4,298,049)
Net realized gain (loss) on investments                         59,341,533   (30,344,702)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         48,086,143   117,654,972
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   102,225,550    83,012,221
----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                91,891,029    44,233,966
  Class B shares                                                 4,262,505     1,496,025
  Class C shares                                                 7,621,369     5,958,268
  Class I shares                                                 1,044,785       912,309
  Class R shares                                                 5,858,676     3,133,912
  Class R3 shares                                                       --         5,000
  Class R4 shares                                                  306,335        60,941
  Class R5 shares                                               25,509,627         5,000
  Class Z shares                                                     2,500           N/A
Fund merger (Note 11)
  Class A shares                                                       N/A    94,974,533
  Class B shares                                                       N/A    14,426,779
  Class C shares                                                       N/A     2,988,976
  Class I shares                                                       N/A    22,590,301
  Class R4 shares                                                      N/A       229,260
Conversions from Class B to Class A
  Class A shares                                                 4,758,800     1,418,913
  Class B shares                                                (4,758,800)   (1,418,913)
Payments for redemptions
  Class A shares                                               (80,241,777)  (43,548,565)
  Class B shares                                                (5,955,317)   (1,986,906)
  Class C shares                                               (12,055,839)  (11,523,133)
  Class I shares                                                (1,776,499)     (167,922)
  Class R shares                                                (3,261,760)   (1,196,452)
  Class R3 shares                                                   (5,000)           --
  Class R4 shares                                                 (146,307)       (6,447)
  Class R5 shares                                                 (537,712)           --
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  32,516,615   132,585,845
----------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                      870,884     3,325,940
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        135,613,049   218,924,006
Net assets at beginning of year                                446,862,822   227,938,816
----------------------------------------------------------------------------------------
Net assets at end of year                                     $582,475,871  $446,862,822
----------------------------------------------------------------------------------------
Excess of distributions over net investment income            $ (1,237,972) $     (8,856)
----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
31  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period               $16.50      $11.77       $19.82      $15.42      $12.81
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.16)       (.20)        (.21)       (.21)       (.19)
Net gains (losses) (both realized and
 unrealized)(a)                                      3.87        4.74        (7.84)       4.61        2.80
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.71        4.54        (8.05)       4.40        2.61
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .03         .19           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $20.24      $16.50       $11.77      $19.82      $15.42
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.67%(b)   40.19%(c)   (40.62%)     28.53%      20.37%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.67%       1.92%        1.76%       1.75%       1.77%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.57%       1.91%        1.76%       1.75%       1.77%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.89%)     (1.46%)      (1.23%)     (1.21%)     (1.30%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $419        $326         $165        $305        $247
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              111%        150%         171%        208%        195%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  32

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period               $14.25      $10.24       $17.38      $13.62      $11.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)       (.26)        (.29)       (.30)       (.26)
Net gains (losses) (both realized and
 unrealized)(a)                                      3.33        4.11        (6.85)       4.06        2.48
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.07        3.85        (7.14)       3.76        2.22
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .03         .16           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.35      $14.25       $10.24      $17.38      $13.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.75%(f)   39.16%(c)   (41.08%)     27.61%      19.47%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               2.44%       2.64%        2.51%       2.50%       2.52%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.34%       2.63%        2.51%       2.50%       2.52%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.66%)     (2.21%)      (1.98%)     (1.96%)     (2.05%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $20         $22           $7         $29         $33
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              111%        150%         171%        208%        195%
----------------------------------------------------------------------------------------------------------



                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period               $14.25      $10.25       $17.39      $13.63      $11.40
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.26)       (.26)        (.28)       (.30)       (.26)
Net gains (losses) (both realized and
 unrealized)(a)                                      3.35        4.10        (6.86)       4.06        2.49
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.09        3.84        (7.14)       3.76        2.23
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .03         .16           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.37      $14.25       $10.25      $17.39      $13.63
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.89%(f)   39.02%(c)   (41.06%)     27.59%      19.56%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               2.43%       2.70%        2.51%       2.50%       2.52%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            2.33%       2.69%        2.51%       2.50%       2.52%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.65%)     (2.24%)      (1.98%)     (1.96%)     (2.05%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $80         $70          $54         $28         $20
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              111%        150%         171%        208%        195%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
33  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS I                                            -------------------
PER SHARE DATA                                      2010       2009(g)
Net asset value, beginning of period               $16.52       $15.56
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.08)        (.03)
Net gains (losses) (both realized and
 unrealized)                                         3.90          .99
----------------------------------------------------------------------
Total from investment operations                     3.82          .96
----------------------------------------------------------------------
Proceeds from regulatory settlements                  .03           --
----------------------------------------------------------------------
Net asset value, end of period                     $20.37       $16.52
----------------------------------------------------------------------
TOTAL RETURN                                       23.31%(b)     6.17%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.17%        1.07%(h)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.12%        1.07%(h)
----------------------------------------------------------------------
Net investment income (loss)                        (.45%)       (.76%)(h)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $29          $24
----------------------------------------------------------------------
Portfolio turnover rate                              111%         150%
----------------------------------------------------------------------



                                                                     YEAR ENDED OCT. 31,
CLASS R*                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period               $16.25      $11.62       $19.62      $15.30      $12.74
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.22)       (.23)        (.24)       (.25)       (.22)
Net gains (losses) (both realized and
 unrealized)(a)                                      3.82        4.68        (7.76)       4.57        2.78
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.60        4.45        (8.00)       4.32        2.56
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlements                  .03         .18           --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.88      $16.25       $11.62      $19.62      $15.30
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.34%(b)   39.85%(c)   (40.77%)     28.23%      20.09%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.95%       2.17%        2.01%       2.00%       2.02%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.90%       2.17%        2.01%       2.00%       2.02%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.22%)     (1.70%)      (1.48%)     (1.46%)     (1.55%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $9          $5           $2          $1         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              111%        150%         171%        208%        195%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  34

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R4                                           -------------------
PER SHARE DATA                                      2010       2009(g)
Net asset value, beginning of period               $16.51       $15.56
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.14)        (.04)
Net gains (losses) (both realized and
 unrealized)                                         3.89          .99
----------------------------------------------------------------------
Total from investment operations                     3.75          .95
----------------------------------------------------------------------
Proceeds from regulatory settlements                  .03           --
----------------------------------------------------------------------
Net asset value, end of period                     $20.29       $16.51
----------------------------------------------------------------------
TOTAL RETURN                                       22.89%(b)     6.10%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.48%        1.38%(h)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.42%        1.38%(h)
----------------------------------------------------------------------
Net investment income (loss)                        (.75%)      (1.07%)(h)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--
----------------------------------------------------------------------
Portfolio turnover rate                              111%         150%
----------------------------------------------------------------------



                                                   YEAR ENDED OCT. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2010       2009(g)
Net asset value, beginning of period               $16.52       $15.56
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.42)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         4.22          .98
----------------------------------------------------------------------
Total from investment operations                     3.80          .96
----------------------------------------------------------------------
Proceeds from regulatory settlements                  .03           --
----------------------------------------------------------------------
Net asset value, end of period                     $20.35       $16.52
----------------------------------------------------------------------
TOTAL RETURN                                       23.18%(b)     6.17%
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                               1.28%        1.18%(h)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.13%        1.18%(h)
----------------------------------------------------------------------
Net investment income (loss)                       (2.23%)       (.56%)(h)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $26          $--
----------------------------------------------------------------------
Portfolio turnover rate                              111%         150%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
35  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS Z                                               YEAR ENDED
PER SHARE DATA                                     OCT. 31, 2010(i)
Net asset value, beginning of period                    $19.28
-------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (.03)
Net gains (losses) (both realized and
 unrealized)                                              1.11
-------------------------------------------------------------------
Total from investment operations                          1.08
-------------------------------------------------------------------
Net asset value, end of period                          $20.36
-------------------------------------------------------------------
TOTAL RETURN                                             5.60%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                                    1.31%(h)
-------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                                 1.28%(h)
-------------------------------------------------------------------
Net investment income (loss)                            (1.57%)(h)
-------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $--
-------------------------------------------------------------------
Portfolio turnover rate                                   111%
-------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Certain per share amounts for periods prior to Nov. 1, 2006 were reclassified to conform to the current period's presentation.
(b) During the year ended Oct. 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.
(c) During the year ended Oct. 31, 2009, the Fund received proceeds from a regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 1.61%.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) During the year ended Oct. 31, 2010, the Fund received proceeds from a regulatory settlement. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.
(g) For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.
(h) Annualized.
(i) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  36

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund) (the Fund) is a series of Seligman Global Fund Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company and has 400 million authorized shares of capital stock.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

- Class C shares may be subject to a CDSC on shares redeemed within one year of purchase.

- Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

- Class R shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class R4 and Class R5 shares are not subject to sales charges, however, these classes are closed to new investors effective Dec. 31, 2010.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 shares were liquidated. The shares in this class had consisted solely of seed capital from Columbia Management Investment

--------------------------------------------------------------------------------
37  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Advisers, LLC (formerly known as RiverSource Investment, LLC) (the Investment Manager).

At Oct. 31, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Corporation's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  38

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2010, foreign currency holdings were entirely comprised of Taiwan dollar.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued

--------------------------------------------------------------------------------
39  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  40

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

3. DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the foreign currency exposure on trades between the trade date and the settlement date.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the

--------------------------------------------------------------------------------
41  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2010


                            ASSET DERIVATIVES              LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
Foreign exchange     currency exchange                currency exchange
  contracts          contracts              $25,108   contracts               $263
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2010


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                        $(189,129)
--------------------------------------------------------------------------




CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
                                               FORWARD FOREIGN
RISK EXPOSURE CATEGORY                   CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------
Foreign exchange contracts                         $(6,616)
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The gross notional amount of contracts outstanding was approximately $4.8 million at Oct. 31, 2010. The monthly average gross notional amount for

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  42

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

these contracts was $2.4 million for the year ended Oct. 31, 2010. The fair value of such contracts at Oct. 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.95% to 0.87% as the Fund's net assets increase. The management fee for the year ended Oct. 31, 2010 was 0.95% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2010, other expenses paid to this company were $669.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010 the Fund paid the Transfer Agent an annual account-based fee for Class A, Class B and Class C shares that varied by class and an annual

--------------------------------------------------------------------------------
43  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Oct. 31, 2010, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A..............................................  0.25%
Class B..............................................  0.27%
Class C..............................................  0.26%
Class R..............................................  0.07%
Class R4.............................................  0.06%
Class R5.............................................  0.01%
Class Z..............................................  0.17%*


*   Annualized.

Class I shares do not pay transfer agent fees.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  44

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $338,022. The liability remaining at Oct. 31, 2010 for non-recurring charges associated with the lease amounted to $167,694 and is included within other accrued expenses in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $505,000 and $4,631,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $535,999 for Class A, $37,509 for Class B and $11,362 for Class C for the year ended Oct. 31, 2010.


--------------------------------------------------------------------------------
45  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.57%
Class B..............................................  2.34
Class C..............................................  2.33
Class I..............................................  1.12
Class R..............................................  1.90
Class R4.............................................  1.42
Class R5.............................................  1.13
Class Z..............................................  1.28


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $190,168
Class B...........................................    11,413
Class C...........................................    38,067
Class R4..........................................        44


The management fees waived/reimbursed at the Fund level were $270,899.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.57%
Class B..............................................  2.34
Class C..............................................  2.33
Class I..............................................  1.12
Class R..............................................  1.92
Class R4.............................................  1.42
Class R5.............................................  1.17
Class Z..............................................  1.32


Effective Jan. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Dec. 31, 2011, unless sooner terminated at the sole discretion of the Board, such

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  46

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.77%
Class B..............................................  2.52
Class C..............................................  2.52
Class I..............................................  1.34
Class R..............................................  2.02
Class R4.............................................  1.64
Class R5.............................................  1.39
Class Z..............................................  1.52


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $517,695,450 and $522,962,838, respectively, for the year ended Oct. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2010       2009(a)
------------------------------------------------------------------
CLASS A
Sold                                         5,070,854   3,064,101
Converted from Class B(b)                      265,430     117,332
Fund merger                                        N/A   5,875,020
Redeemed                                    (4,406,744) (3,347,842)
------------------------------------------------------------------
Net increase (decrease)                        929,540   5,708,611
------------------------------------------------------------------

CLASS B
Sold                                           272,647     122,825
Fund merger                                        N/A   1,032,205
Converted to Class A(b)                       (308,981)   (131,356)
Redeemed                                      (378,398)   (173,671)
------------------------------------------------------------------
Net increase (decrease)                       (414,732)    850,003
------------------------------------------------------------------



--------------------------------------------------------------------------------
47  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2010       2009(a)
------------------------------------------------------------------
CLASS C
Sold                                           483,907     527,181
Fund merger                                        N/A     213,782
Redeemed                                      (769,727) (1,066,010)
------------------------------------------------------------------
Net increase (decrease)                       (285,820)   (325,047)
------------------------------------------------------------------

CLASS I
Sold                                            56,889      56,097
Fund merger                                        N/A   1,395,972
Redeemed                                       (96,492)     (9,962)
------------------------------------------------------------------
Net increase (decrease)                        (39,603)  1,442,107
------------------------------------------------------------------

CLASS R(c)
Sold                                           328,350     228,844
Redeemed                                      (183,339)    (90,878)
------------------------------------------------------------------
Net increase (decrease)                        145,011     137,966
------------------------------------------------------------------

CLASS R3
Sold                                                --         326
Redeemed                                          (326)         --
------------------------------------------------------------------
Net increase (decrease)                           (326)        326
------------------------------------------------------------------

CLASS R4
Sold                                            16,948       3,742
Fund merger                                        N/A      14,173
Redeemed                                        (8,172)       (397)
------------------------------------------------------------------
Net increase (decrease)                          8,776      17,518
------------------------------------------------------------------

CLASS R5
Sold                                         1,301,928         321
Redeemed                                       (28,121)         --
------------------------------------------------------------------
Net increase (decrease)                      1,273,807         321
------------------------------------------------------------------

CLASS Z(d)
Sold                                               130         N/A
------------------------------------------------------------------
Net increase (decrease)                            130         N/A
------------------------------------------------------------------


(a) Class I, Class R3, Class R4 and Class R5 for the period from Aug. 3, 2009 (when shares became available) to Oct. 31, 2009.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(d) For the period from Sept. 27, 2010 (when shares became available) to Oct. 31, 2010.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  48

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2010, securities valued at $47,493,225 were on loan, secured by cash collateral of $48,841,574 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $74,067 earned from securities lending for the year ended Oct. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

--------------------------------------------------------------------------------
49  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $342,525,460 and $308,284,024, respectively, for the year ended Oct. 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Oct. 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2010.

10. PROCEEDS FROM REGULATORY SETTLEMENTS

As a result of settlements of administrative proceedings brought by the Securities and Exchange Commission against unaffiliated third parties relating to market timing and/or late trading of mutual funds, the Fund received $870,884 during the year ended Oct. 31, 2010 and $425,940 during the year ended Oct. 31, 2009,

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  50

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which represented the Fund's portion of the proceeds from the settlements (the Fund was not a party to the proceedings). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino entered into a stipulation of settlement with the Office of the Attorney General of the State of New York
(NYAG) and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $2.9 million to the Fund. The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FUND MERGER

At the close of business on Sept. 11, 2009, Seligman Global Technology Fund (now known as Columbia Seligman Global Technology Fund) acquired the assets and assumed the identified liabilities of RiverSource Global Technology Fund. The merger was completed after shareholders of the acquired fund approved the plan on June 2, 2009.

The aggregate net assets of Seligman Global Technology Fund immediately before the acquisition were $298,934,227 and the combined net assets immediately after the acquisition were $434,144,076.

The acquisition was accomplished by a tax-free exchange of 64,058,072 shares of RiverSource Global Technology Fund valued at $135,209,849.

In exchange for RiverSource Global Technology Fund shares, Seligman Global Technology Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  5,875,020
Class B...........................................  1,032,205
Class C...........................................    213,782
Class I...........................................  1,395,972
Class R4..........................................     14,173


The components of RiverSource Global Technology Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:


--------------------------------------------------------------------------------
51  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                              EXCESS OF
                                                                            DISTRIBUTIONS
                                                              ACCUMULATED      OVER NET
                       TOTAL        CAPITAL     UNREALIZED        NET         INVESTMENT
                    NET ASSETS       STOCK     APPRECIATION  REALIZED LOSS      INCOME
-----------------------------------------------------------------------------------------
RiverSource
  Global
  Technology
  Fund...........  $135,209,849  $236,067,449   $23,477,580  $(124,333,105)    $(2,075)


12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $3,973,010 and accumulated net realized loss has been decreased by $153,558,058 resulting in a net reclassification adjustment to decrease paid-in capital by $157,531,068.

For the years ended Oct. 31, 2010 and 2009, there were no distributions.

At Oct. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  3,674,220
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(83,037,245)
Unrealized appreciation (depreciation)..........  $ 77,125,864


For federal income tax purposes, the Fund had a capital loss carry-over of $83,037,245 at Oct. 31, 2010, that if not offset by capital gains will expire as follows:

    2011          2015           2016           2017
$17,073,210    $1,968,461    $37,526,708    $26,468,866


For the year ended Oct. 31, 2010, $54,873,713 of capital loss carry-over was utilized and $153,760,184 expired unused. It is unlikely the Board will authorize

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  52

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13. RISKS RELATING TO CERTAIN INVESTMENTS

SECTOR RISK
The Fund invests a significant part of its total assets in securities of companies primarily engaged in the technology, media and telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TECHNOLOGY AND TECHNOLOGY-RELATED INVESTMENT RISK
The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

14. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

15. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy


--------------------------------------------------------------------------------
53  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010 the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  54

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
55  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund) (the Fund) (one of the portfolios constituting the Seligman Global Fund Series, Inc.) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund of the Seligman Global Fund Series, Inc. at October 31, 2010, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 20, 2010


--------------------------------------------------------------------------------
57  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Oct. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 60
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
62  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
64  COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
              COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND -- 2010 ANNUAL REPORT  65

COLUMBIA SELIGMAN GLOBAL TECHNOLOGY FUND
(formerly known as Seligman Global Technology Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 SL-9903 C (12/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Global Fund Series, Inc. were as follows:

                        2010 - $29,667   2009 - $59,360

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered related to the 2010 semiannual financial statement review, the 2010 transfer agent 17Ad-13 review and other consultations and services required to complete the audit for Seligman Global Fund Series, Inc. were as follows:

                          2010 - $2,593   2009 - $2,063

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for Seligman Global Fund Series, Inc. were as follows:

                         2010 - $33,173   2009 - $6,996

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for Seligman Global Fund Series, Inc. were as follows:

                              2010 - $0   2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2010 - $2,461,727   2009 - $831,545

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

     Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Seligman Global Fund Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date December 20, 2010


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date December 20, 2010